EXHIBIT 10.23

                                FOURTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         This Fourth Amendment to Loan and Security Agreement is entered into as of November 15, 2002 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA ("Bank") and PERSISTENCE SOFTWARE, INC. ("Borrower").

                                    RECITALS
                                    --------

         Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2002, as amended from time to time including, but not limited to, by that certain First Amendment to Loan and Security Agreement dated as of May 6, 2002, that certain Second Amendment to Loan and Security Agreement dated as of July 3, 2002 and that certain Third Amendment to Loan and Security Agreement dated as of July 17, 2002 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 6.9 of the Agreement is hereby amended in its entirety to read as follows:

                  6.9 TANGIBLE NET WORTH. On a consolidated basis, Borrower shall maintain a Tangible Net Worth of at least $4,000,000, provided that such required amount shall increase by 50% of Borrower's net income after taxes in each quarter after November 15, 2002 and by 75% of any proceeds received by Borrower from the sale or issuance of its equity or debt securities after November 15, 2002. This covenant shall be measured as of the last day of each quarter, provided that, at any time that the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit is in excess of $400,000, this covenant shall be measured as of the last day of each month.


         2. EXHIBIT D to the Agreement is hereby amended and replaced in its entirety by EXHIBIT D attached hereto.

         3. Bank waives failure to comply with Section 6.9 of the Agreement for the quarter ended on September 30, 2002, as such section was in effect prior to this Amendment. Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents and Bank does not waive any Obligations Borrower may have under the Agreement after the date hereof. This waiver is not a continuing waiver with respect to any failure to perform any Obligation after the date of this Amendment.

         4. Unless otherwise defined herein, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of the Agreement and all instruments, documents and agreements entered into in connection with the Agreement.

         5. Borrower represents and warrants that: (i) the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, (ii) that Borrower is in compliance with the intellectual property registration requirements set forth in Section 6.10 of the Agreement and that Borrower has notified Bank of such required registrations in compliance with Section 6.3 of the Agreement and (iii) that no Event of Default has occurred and is continuing.

         6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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

         7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) a restructure fee equal to Five Hundred Dollars ($500), which shall be nonrefundable as of the date of this Amendment and which Bank shall charge against any of Borrower's deposit accounts with Bank on the date of this Amendment, plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

                  (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                         PERSISTENCE SOFTWARE, INC.


                                         By: /s/ Christing Russell
                                             -----------------------------------
                                         Title: Chief Financial Officer


                                         COMERICA BANK - CALIFORNIA


                                         By: /s/ Guy Simpson
                                             -----------------------------------
                                         Title: Assistant Vice President

                         CORPORATE RESOLUTIONS TO BORROW
--------------------------------------------------------------------------------
                      BORROWER: PERSISTENCE SOFTWARE, INC.
--------------------------------------------------------------------------------

         I, the undersigned Secretary or Assistant Secretary of PERSISTENCE SOFTWARE, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                    POSITION                ACTUAL SIGNATURES
         -----                    --------                -----------------

_________________________  _________________________  _________________________

_________________________  _________________________  _________________________

_________________________  _________________________  _________________________

_________________________  _________________________  _________________________

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from COMERICA BANK - CALIFORNIA ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

         EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank that certain Fourth Amendment dated as of November 15, 2002 (the "Loan Agreement") and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

         GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on November 15, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                      CERTIFIED AND ATTESTED BY:


                                      X ________________________________________

________________________________________________________________________________

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:               COMERICA BANK - CALIFORNIA
FROM:             PERSISTENCE SOFTWARE, INC.

         The undersigned authorized officer of PERSISTENCE SOFTWARE, INC. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

                   PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

        REPORTING COVENANT                                        REQUIRED                                            COMPLIES
        ------------------                                        --------                                            --------

        Financial statements                                      Quarterly within 45 days (monthly w/in 20     Yes        No
                                                                  days if Line exposure > $400,000)
        Annual (CPA Audited)                                      FYE within 90 days                            Yes        No
        10K and 10Q                                               When filed                                    Yes        No
        A/R Audit                                                 Semi-Annual                                   Yes        No
        A/R & A/P Agings, Borrowing Base Cert.                    Monthly within 15 days if Line exposure >     Yes        No
                                                                  $400,000
        IP Report                                                 Quarterly within 45 days                      Yes        No
        Total amount of Borrower's cash and investments           Amount:  $________                            Yes        No
        Total amount of Borrower's cash and investments           Amount:  $________                            Yes        No
        maintained with Bank

        FINANCIAL COVENANT                                        REQUIRED                 ACTUAL                     COMPLIES
        ------------------                                        --------                 ------                     --------

        Maintain on a Quarterly / Monthly* Basis:
             Minimum Quick Ratio                                  2.00:1.00                _____:1.00           Yes        No
             Minimum Tangible Net Worth                           $4,000,000 increased     $________            Yes        No
                                                                  by 50% of Borrower's
                                                                  quarterly net income
                                                                  after taxes and by 75%
                                                                  of any equity
                                                                  proceeds**

             * These covenants shall be measured as of the last day of each quarter, provided that, at any time that the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit is in excess of $400,000, this covenant shall be measured as of the last day of each month. ** On a consolidated basis, Borrower shall maintain a Tangible Net Worth of at least $4,000,000, provided that such required amount shall increase by 50% of Borrower's net income after taxes in each quarter after the date hereof and by 75% of any proceeds received by Borrower from the sale or issuance of its equity or debt securities after [the Closing Date/June 30, 2002]. This covenant shall be measured as of the last day of each quarter, provided that, at any time that the aggregate amount of the outstanding Advances plus the aggregate undrawn face amount of all outstanding Letters of Credit is in excess of $400,000, this covenant shall be measured as of the last day of each month.

                                                                 ------------------------------------------------------------------
COMMENTS REGARDING EXCEPTIONS:  See Attached.
                                                                 BANK USE ONLY
                                                                 Received by: _____________________________________________________
Sincerely,                                                                                AUTHORIZED SIGNER

                                                                 Date: ____________________________________________________________

______________________________________________                   Verified: ________________________________________________________
SIGNATURE                                                                                 AUTHORIZED SIGNER

______________________________________________                   Date: ____________________________________________________________
TITLE
                                                                 Compliance Status                              Yes        No
______________________________________________
DATE                                                             ------------------------------------------------------------------

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